SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K/A

                        Amendment No. 1

                         Current Report

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934


Date of Report (date of earliest event reported) November 2,
1994


               ADELPHIA COMMUNICATIONS CORPORATION
      (Exact name of registrant as specified in its charter)

   Delaware            0-16014                     23-2417713
(State or other       (Commission                 (IRS Employer
jurisdiction of       File Number)              Identification No.)

5 West Third Street - P.O. Box 472, Coudersport, PA          16915
(Address of principal executive offices)                  (ZIP Code)


      Registrant's telephone number, including area code (814) 274-9830



























Item 5.   Other Events.

     On November 2, 1994, Adelphia Communications Corporation (the "Company") announced that it has signed definitive agreements for the purchase of several cable systems. The Company issued a press release, dated November 2, 1994, a copy of which is attached hereto as Exhibit 99.01 and is incorporated by reference herein.















































Item 7.   Financial Statements and Exhibits.

     (c) The following exhibit is filed as part of this report on Form 8-K,

           Exhibit 99.01 Press Release by Adelphia Communications Corporation dated November 2, 1994.
























































                           SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   November 9, 1994                 ADELPHIA COMMUNICATIONS CORPORATION
                                         (Registrant)


                                          /s/ Timothy J. Rigas
                                          Timothy J. Rigas
                                          Senior Vice President




















































                         Exhibit Index



Exhibit No.        Description

Exhibit 99.01 Press Release by Adelphia Communications Corporation dated November 2, 1994.